Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Aldila, Inc. on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of Aldila, Inc. hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Aldila, Inc.

/s/ Peter R. Mathewson
Peter R. Mathewson
Chief Executive Officer

/s/ Robert J. Cierzan
Robert J. Cierzan
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Aldila, Inc. and will be retained by Aldila, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

March 24, 2003